EXHIBIT 10(ao)
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                   AMENDMENT No. 1 to MEMORANDUM OF AGREEMENT
                                     between
                    UNI-CHEM CO., LTD. and SPIRE CORPORATION

     This Amendment is made effective September 17, 2009, by and between Spire Corporation ("Spire") and Uni-CHEM Co., Ltd. ("Uni-CHEM") to amend the Memorandum of Agreement dated August 26, 2009 ("MOA"; individually referred to as "Party" and collectively referred to as "Parties").

WHEREAS, the Parties entered into an MOA on August 26, 2009;

WHEREAS, the Parties intend to restate and revise certain intents and obligations within the MOA;

NOW THEREFORE, the Parties agree to and shall amend the MOA as follows:

     1.   Part II(1) shall be replaced entirely with the following:
          "Uni-CHEM shall pay to Spire a non-refundable Initial Down Payment of USD One Million USD ($1,000,000) ("Initial Down Payment") on or before September 18, 2009. Uni-CHEM shall pay to Spire an additional and subsequent non-refundable Initial Down Payment of USD One Million USD ($1,000,000) on or before October 30, 2009."

     2.   Part II(2)(d) shall be replaced entirely by the following:
          "Spire's receipt of the first scheduled payment from each of the above-mentioned agreements on or before November 20, 2009."

Except as expressly set forth herein, all other terms and conditions of the MOA shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement and these Amendments as of the date first above written.

Offered By:                                 Acknowledged and Accepted By:

Spire Corporation                           Uni-CHEM CO., Ltd.

/s/ Rodger W. LaFavre                       /s/ Hochan Lee
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By                                          By

C.O.O.                                      Chairman
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Title                                       Title

Sept. 17, 2009                              Sept. 17, 2009
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Date                                        Date